UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 28, 2010
MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
On October 28, 2010, MetLife, Inc., a Delaware corporation, issued (i) a press release announcing its results for the quarter ended September 30, 2010, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended September 30, 2010, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01. Other Events.
On October 26, 2010, MetLife, Inc. issued a press release announcing that its Board of Directors had declared an annual dividend for 2010 of $0.74 per common share. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference. The press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements in the press release may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife’s actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) any delay or failure to complete the acquisition of American Life Insurance Company (“ALICO”), a subsidiary of ALICO Holdings LLC (“ALICO Holdings”), and Delaware American Life Insurance Company (“DelAm”) (collectively, the “Acquisition”); (2) the imposition of onerous conditions following the Acquisition; (3) difficulties in integrating the business acquired in the Acquisition (the “Alico Business”); (4) uncertainty with respect to the outcome of the closing agreement entered into between ALICO and the United States Internal Revenue Service in connection with the Acquisition; (5) uncertainty with respect to the making of elections under Section 338 of the U.S. Internal Revenue Code of 1986, as amended, and any benefits therefrom; (6) an inability to manage the growth of the Alico Business; (7) a write down of the goodwill established in connection with the Acquisition; (8) exchange rate fluctuations; (9) an inability to predict the financial impact of the Acquisition on MetLife’s business and financial results; (10) events relating to American International Group, Inc. that could adversely affect the Alico Business or MetLife; (11) the dilutive impact on MetLife, Inc.’s stockholders resulting from the issuance of equity securities to ALICO Holdings in connection with the Acquisition; (12) a decrease in MetLife, Inc.’s stock price as a result of ALICO Holdings’ ability to sell its equity securities; (13) the conditional payment obligation of approximately $300 million to ALICO Holdings if the conversion of the Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock issued to ALICO Holdings in connection with the Acquisition into MetLife, Inc.’s common stock is not approved; (14) change of control provisions in the Alico Business’ agreements; (15) effects of guarantees within certain of ALICO’s variable life and annuity products; (16) regulatory action in the financial services industry affecting the combined business; (17) financial instability in Europe and possible write downs of sovereign debt of European nations; (18) difficult conditions in the global capital markets; (19) increased volatility and disruption of the capital and credit markets, which may affect MetLife’s ability to seek financing or access its credit facilities; (20) uncertainty about the effectiveness of the U.S. government’s programs to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (21) impact of comprehensive financial services regulation reform on MetLife; (22) exposure to financial and capital market risk; (23) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife’s ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (24) potential liquidity and other risks resulting from MetLife’s participation in a securities lending program and other transactions; (25) investment losses and defaults, and changes to investment valuations; (26) impairments of goodwill and realized losses or market value impairments to illiquid assets; (27) defaults on MetLife’s mortgage loans; (28) the impairment of other financial institutions; (29) MetLife’s ability to address unforeseen liabilities, asset impairments or rating actions arising from any future acquisitions, including the Acquisition, and to successfully integrate acquired businesses with minimal disruption;

(30) economic, political, currency and other risks relating to MetLife’s international operations; (31) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (32) downgrades in MetLife, Inc.’s and its affiliates’ claims paying ability, financial strength or credit ratings; (33) ineffectiveness of risk management policies and procedures; (34) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (35) discrepancies between actual claims experience and assumptions used in setting prices for MetLife’s products and establishing the liabilities for MetLife’s obligations for future policy benefits and claims; (36) catastrophe losses; (37) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (38) unanticipated changes in industry trends; (39) changes in accounting standards, practices and/or policies; (40) changes in assumptions related to deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), value of business acquired (“VOBA”) or goodwill; (41) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (42) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (43) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (44) adverse results or other consequences from litigation, arbitration or regulatory investigations; (45) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (46) regulatory, legislative or tax changes relating to MetLife’s insurance, banking, international, or other operations that may affect the cost of, or demand for, MetLife’s products or services, impair its ability to attract and retain talented and experienced management and other employees, or increase the cost or administrative burdens of providing benefits to employees; (47) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (48) the effectiveness of MetLife’s programs and practices in avoiding giving its associates incentives to take excessive risks; (49) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC; and (50) any of the foregoing factors as they relate to the Alico Business and its operations.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
99.1	Press Release of MetLife, Inc., dated October 28, 2010, announcing third quarter 2010 results and the declaration of the annual dividend on its common stock.
99.2	Quarterly Financial Supplement for the quarter ended September 30, 2010.
99.3	Press Release of MetLife, Inc., dated October 26, 2010, announcing the declaration of the annual dividend on its common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: October 28, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release of MetLife, Inc., dated October 28, 2010, announcing third quarter 2010 results and the declaration of the annual dividend on its common stock.

99.2	Quarterly Financial Supplement for the quarter ended September 30, 2010.

99.3	Press Release of MetLife, Inc., dated October 26, 2010, announcing the declaration of the annual dividend on its common stock.